UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

SOCIETY PASS INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	001-41037	83-1019155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 S. Carson Street, Suite 200 Carson City, Nevada 89701

(Address of principal executive offices)

(+65) 6518-9385

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOPA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on May 12, 2026 (the “Petition Date”), Society Pass Incorporated, a Nevada corporation (the “Company”) and SoPa, Inc., a wholly-owned subsidiary of the Company, and a Texas corporation (“SoPa”) (collectively, the “Debtors”), filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

On May 14, 2026, the Company was notified by the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that Nasdaq had determined to delist the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Nasdaq reached its decision that the Company is no longer suitable for listing pursuant to Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1 as a result of the Company’s commencement of the Chapter 11 Cases. The Company intends to appeal this determination.

Trading of the Common Stock will be suspended at the opening of business on May 21, 2026, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Common Stock from listing and registration on Nasdaq.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report other than statements of historical fact should be considered forward-looking statements. Readers can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” or the negative thereof or other variations thereon or comparable terminology. Forward-looking statements in this Current Report include, but are not limited to, the Company’s intention to appeal Nasdaq’s delisting determination and the delisting of the Common Stock.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to: the timing and outcome of the Chapter 11 Cases; the impact of the Chapter 11 Cases on the listing of the Company’s securities on Nasdaq; and the factors, risks and uncertainties described in the Company’s reports filed with the U.S. Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the section entitled “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025. Except as required by law, the Company does not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Society Pass Incorporated

By:	/s/ Raynauld Liang
Name:	Raynauld Liang
Title:	Chief Executive Officer

Date: May 20, 2026

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